UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
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Markel Group Inc.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2024 Annual Meeting of Shareholders of Markel Group Inc. (the Company) held on May 22, 2024 (the 2024 Annual Meeting), the shareholders of the Company approved the Company's 2024 Equity Incentive Compensation Plan (the 2024 Equity Incentive Plan). A description of the 2024 Equity Incentive Plan is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 4, 2024. The description is qualified in its entirety by reference to the full text of the 2024 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting, shareholders (i) elected directors to the Board of Directors of the Company (the Board) to serve until the Company's 2025 Annual Meeting of Shareholders or until their respective successors are elected and qualified; (ii) approved on an advisory basis the compensation paid to the Company's named executive officers; (iii) approved the 2024 Equity Incentive Plan; (iv) ratified the selection of KPMG LLP by the Audit Committee of the Board as the Company's independent registered public accounting firm for the year ending December 31, 2024; and (v) rejected a shareholder proposal for a report on the Company's greenhouse gas emissions.

The results of the 2024 Annual Meeting were as follows:
Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

Mark M. Besca	9,571,942	73,021	8,762	1,475,064
Lawrence A. Cunningham	9,361,343	267,136	25,246	1,475,064
Thomas S. Gayner	9,323,558	323,852	6,315	1,475,064
Greta J. Harris	9,310,981	334,568	8,176	1,475,064
Morgan E. Housel	9,347,254	289,803	16,668	1,475,064
Diane Leopold	9,481,363	165,363	6,999	1,475,064
Anthony F. Markel	9,559,858	87,687	6,180	1,475,064
Steven A. Markel	9,396,902	250,651	6,172	1,475,064
Harold L. Morrison, Jr.	9,483,577	162,869	7,279	1,475,064
Michael O'Reilly	9,265,476	373,298	14,951	1,475,064
A. Lynne Puckett	8,502,264	1,143,021	8,440	1,475,064

Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes

8,362,202	1,189,903	101,620	1,475,064
Approval of Company's 2024 Equity Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes

9,404,067	227,460	22,198	1,475,064
Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

10,408,957	712,908	6,924	N/A
Shareholder Proposal - Report on Company's Greenhouse Gas Emissions

For	Against	Abstain	Broker Non-Votes

3,511,581	5,746,662	395,482	1,475,064

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	2024 Equity Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

May 24, 2024	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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